UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 10, 2023

DIGITAL BRANDS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40400	46-1942864
(Commission File Number)	(IRS Employer Identification No.)

1400 Lavaca Street, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(209) 651-0172

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entering Into Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the information contained in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On September 10, 2023, the non-employee members of the board of directors (the “Board”) of Digital Brands Group, Inc., a Delaware corporation (the “Company”), adopted a 2023 Stock Purchase Plan (the “2023 Plan”) to enable the Company to attract, retain and motivate its employees by providing for or increasing the proprietary interests of such employees in the Company, and to enable the Company and its subsidiaries to attract, retain and motivate nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interest of such directors in the Company. Under the 2023 Plan, qualified employees can purchase shares of the Company’s common stock at fair market value by either the delivery of cash or the delivery of a form of acceptable non-recourse promissory note. The aggregate number of common stock issuable under the 2023 Plan shall not exceed 65,000 subject to certain adjustment provided under the 2023 Plan.

Pursuant to the 2023 Plan, on September 10, 2023, certain qualified employees of the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) in a form that was approved by the Board under the 2023 Plan and purchased in aggregate 63,000 restricted shares of our common stock, par value $0.0001 (the “Common Stock”) at a purchase price of $10.43 per share, which is the Nasdaq Official Closing Price (as reflected on Nasdaq.com) on the date of purchase, with 5-year non-recourse promissory notes bearing an interest at 2%, a form of which is included in the Stock Purchase Agreement.

The foregoing summaries of the 2023 Plan and the Stock Purchase Agreement are subject to, and qualified in their entirety by such documents attached as Exhibit 10.1 and Exhibit 10.2 respectively to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Cancellation of Certificate of Designation of Series A Preferred Stock

As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2022, the Company filed, on August 31, 2022, a certificate of designation (the “Series A Certificate of Designation”) with the Secretary of State of the State of Delaware that designated the rights, preferences, privileges and restrictions of one share of Series A Preferred Stock (the “Series A Preferred Stock”). On October 13, 2022, the Series A Preferred Stock by its terms was automatically redeemed, as described in the Company’s definitive proxy statement filed with the SEC on September 14, 2022. Pursuant to the terms of the Series A Certificate of Designation, upon redemption, the share of Series A Preferred Stock redeemed was automatically retired and restored to the status of an authorized but unissued share of preferred stock, par value $0.0001 per share ( the “Preferred Stock”), of the Company.

On September 13, 2023,  the Company filed a certificate of cancellation (the “Series A Certificate of Cancellation”) with the Secretary of State of the State of Delaware, effective as of the time of filing, cancelling the Series A Certificate of Designation, and thereby eliminating all Series A Preferred Stock. The foregoing description is qualified in its entirety by the full text of the Series A Certificate of Cancellation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Cancellation of Certificate of Designation of Series B Preferred Stock

As reported in the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2023, the Company filed, on May 30, 2023, a certificate of designation (the “Series B Certificate of Designation”) with the Secretary of State of the State of Delaware that designated the rights, preferences, privileges and restrictions of one share of Series B Preferred Stock (the “Series B Preferred Stock”). On August 21, 2023, the Series B Preferred Stock by its terms was automatically redeemed, as described in the Company’s definitive proxy statement filed with the SEC on July 19, 2023 and as amended on July 21, 2023. Pursuant to the terms of the Series B Certificate of Designation, upon redemption, the share of Series B Preferred Stock redeemed was automatically retired and restored to the status of an authorized but unissued share of Preferred Stock of the Company.

On September 13, 2023,  the Company filed a certificate of cancellation (the “Series B Certificate of Cancellation”) with the Secretary of State of the State of Delaware, effective as of the time of filing, cancelling the Series B Certificate of Designation, and thereby eliminating all Series B Preferred Stock. The foregoing description is qualified in its entirety by the full text of the Series B Certificate of Cancellation, which is filed as Exhibit 3.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Series A Preferred Stock Certificate of Cancellation filed on September 13, 2023
3.2	Series B Preferred Stock Certificate of Cancellation filed on September 13, 2023
10.1	Digital Brands Group, Inc. 2023 Stock Plan
10.2	Form of Stock Purchase Agreement under the Digital Brands Group, Inc. 2023 Stock Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: September 14, 2023

	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer